Orexigen ® Therapeutics, Inc. NB-302 Top-line Efficacy and Safety Results January 8, 2009 Slide 1 Exhibit 99.3

Forward-Looking Statements
Slide 2
This presentation contains forward-looking statements about Orexigen Therapeutics, Inc.  Words such as “believes,”
“anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “assuming” and similar expressions are intended to identify forward-looking statements.  These statements are based on Orexigen’s current beliefs and expectations. These forward-looking statements include statements regarding the efficacy and safety of Contrave
®
, the enrollment, timing,
execution and completion of clinical trials of the Company’s product candidates, the potential for, and timing of, an NDA submission for Contrave, and the potential to obtain regulatory approval for, and effectively treat obesity with, Contrave and Empatic™.  The inclusion of forward-looking statements should not be regarded as a representation by Orexigen that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in the Company’s business, including, without limitation: the final analyses of data from the
NB-302 trial and other clinical trials of Contrave may produce negative or inconclusive results, or may be inconsistent with previously conducted clinical trials, and the FDA may not agree with the Company’s interpretation of efficacy and safety results; earlier clinical trials may not be predictive of future results; Contrave or Empatic may not receive regulatory approval on a timely basis or at all, and the FDA may require Orexigen to complete additional clinical, non-clinical or other requirements prior to the submission or the approval of NDAs for either product candidate; the potential for adverse safety findings relating to Contrave or Empatic to delay or prevent regulatory approval or commercialization, or result in product liability claims; the third parties on whom Orexigen relies to assist with the development programs for Contrave or Empatic, including clinical investigators, contract laboratories, clinical research organizations and manufacturing organizations, may not successfully carry out their contractual duties or obligations or meet expected deadlines, and the quality or accuracy of the data or materials generated by such third parties may be of insufficient quality to include in the Company’s regulatory submissions; the ability of Orexigen and its licensors to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of its product candidates; and other risks described in the Company's filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995 and
Section 27A of the Securities Act of 1933, as amended.

NB-302: Goals and objectives
Slide 3
Goal:
To demonstrate comparative efficacy of Contrave
®
and placebo, with a
robust underlying behavioral intervention (including diet and exercise).
Co-Primary endpoints:
Change from baseline in percentage of total body weight loss
Proportion of subjects who lose at least 5% of their baseline body weight
Secondary endpoints:
Proportion of subjects who lose at least 10% of their baseline body weight
Treatment effects on:
markers of cardiovascular and metabolic risk
food craving measures
mood and depression measures
weight-related quality of life
Safety and tolerability (standard measures)

NB-302: Study Design
Slide 4
Design:
Bupropion SR 360mg / naltrexone SR 32mg (NB32) vs. placebo,
with underlying behavior modification regimen in a 3:1 randomization
Sample Size:
793 randomized subjects (591 NB32, 202 Placebo)
Duration:
56 weeks (4 week titration, 52 week maintenance)
Location:
9 US sites
Target Population:
Body mass index (BMI) 30 and 45 kg/m
2
uncomplicated obesity, and BMI of 27 and 45 kg/m
2
complicated
obesity (i.e. controlled hypertension and/or dyslipidemia)

NB-302: Baseline Characteristics
Placebo
N=202
NB32
N=591
Age, mean (SD) 45.6 (11.4) 45.9 (10.4)
Sex, Female, n (%) 185 (91.6%) 528 (89.3%)
Race, White, n (%) 149 (73.8%) 405 (68.5%)
Weight (kg), mean (SD) 101.9 (15.0) 100.2 (15.4)
BMI, mean (SD) 37.0 (4.2) 36.3 (4.2)
Waist Circumference (cm), mean (SD) 110.4 (12.0) 109.5 (11.6)
Systolic BP, mean (SD) 116.7 (10.9) 116.6 (10.1)
Diastolic BP, mean (SD) 77.1 (7.4) 78.0 (7.3)
Hypertension, n (%) 37 (18.3%) 86 (14.6%)
Dyslipidemia, n (%) 81 (40.1%) 268 (45.3%)
Impaired Fasting Glucose, n (%) 48 (23.8%) 126 (21.3%)
History of Depression, n (%) 31 (15.3%) 83 (14.0%)
History of Anxiety, n (%) 7 (3.5%) 19 (3.2%)
Slide 5

ITT (LOCF)
Completers
Placebo (N=193)
NB32 (N=482)
Placebo (N=106)
NB32 (N=301)
LSMean Percent Change from Baseline
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-5.1%
-9.3%
-7.3%
-11.5%

OREXIGEN

NB-302: Body Weight, Percent Change from Baseline
to Endpoint
Slide 6
ITT analysis set: all randomized subjects with baseline and  at least one post-baseline measurement on study drug (Week 56 LOCF)
Completer analysis set: all randomized subjects with baseline and Week 56 measurement
p<0.001
p<0.001

LSMean Percent Change from Baseline
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-14.0%
0
4
8
12
16
20
24
28
32
36
40
44
48
52
56
Study Week
Placebo
NB32

OREXIGEN

NB-302: Body Weight, Percent Change from Baseline by Visit (Observed Case) Slide 7 p-value <0.001 between NB32 and placebo at all study visits

≥

ITT (LOCF)
≥5% change from baseline (%)
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
42.5%
66.4%
Placebo (N=193)
NB32 (N=482)
Completers
≥5% change from baseline (%)
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
60.4%
80.4%
Placebo (N=106)
NB32 (N=301)

OREXIGEN

NB-302: Body Weight, Proportion of Subjects 5%
Weight Loss from Baseline
Slide 8
ITT analysis set: all randomized subjects with baseline and at least one post-baseline measurement  on study drug (Week 56 LOCF)
Completer analysis set: all randomized subjects with baseline and Week 56 measurement
p<0.001
p<0.001

≥

ITT (LOCF)
≥10% change from baseline (%)
60%
50%
40%
30%
20%
10%
0%
20.2%
41.5%
Placebo (N=193)
NB32 (N=482)

Completers
≥10% change from baseline (%)
60%
50%
40%
30%
20%
10%
0%
30.2%
55.2%
Placebo (N=106)
NB32 (N=301)

OREXIGEN

NB-302: Body Weight, Proportion of Subjects 10%
Weight Loss from Baseline
Slide 9
ITT analysis set: all randomized subjects with baseline and at least one post-baseline measurement on study drug (Week 56 LOCF)
Completer analysis set: all randomized subjects with baseline and Week 56 measurement
* Meets FDA guidance requirement for efficacy
p<0.001
*
p<0.001

≥

ITT (LOCF)

≥15% change from baseline (%)
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
10.9%
29.1%
Placebo (N=193)
NB32 (N=482)

Completers

≥15% change from baseline (%)
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
17.9%
39.5%
Placebo (N=106)
NB32 (N=301)

OREXIGEN

NB-302: Body Weight, Proportion of Subjects 15%
Weight Loss from Baseline
Slide 10
ITT analysis set: all randomized subjects with baseline and at least one post-baseline measurement on study drug (Week 56 LOCF)
Completer analysis set: all randomized subjects with baseline and Week 56 measurement
p<0.001
p<0.001

NB-302: Secondary Measures, Change from
Baseline, ITT (LOCF)
Slide 11
*  p-value <0.01 between NB32 and placebo
^  approx 1.05 bpm for ITT; <0.1 bpm for completers
Waist circumference
Fasting triglycerides
Fasting HDL cholesterol
hs-CRP
Improved *
Improved *
Improved *
Improved *
Secondary endpoints
Cardiovascular measures
Systolic blood pressure
Diastolic blood pressure
Pulse
Decreased
Decreased
Increased slightly ^

NB-302: Treatment-Emergent Adverse Events
12
10 most common treatment emergent adverse events
* p-value <0.05 between NB32 and placebo
Treatment Group
Placebo NB32
Number of Subjects 200 584
Treatment Emergent AE 88.0% 93.7% *
Nausea
10.5% 34.1% *
Headache
17.5% 23.8%
Constipation
14.0% 24.1% *
Dizziness
4.5% 14.6% *
Vomiting
6.5% 11.0%
Insomnia
6.0% 8.7%
Diarrhea
7.5% 7.4%
Upper respiratory infection
9.0% 6.7%
Dry mouth
3.0% 8.0% *
Nasopharyngitis
7.5% 6.2%

NB-302: Treatment-Emergent Psychiatric Adverse
Events
13
10 most common psychiatric disorder adverse events
2 (1.0%) cases of suicidal event on placebo, 0 cases on NB32
*  p-value <0.05 between NB32 and placebo
No differences between groups in the change from baseline on the IDS-SR Total score
Treatment Group
Placebo NB32
Number of Subjects 200 584
Treatment Emergent AE 22.5% 25.0%
Insomnia
6.0% 8.7%
Anxiety
3.5% 5.1%
Sleep disorder
3.0% 2.4%
Depressed mood
4.0% 1.9%
Abnormal dreams
2.0% 1.4%
Depression
2.5% * 0.5%
Middle insomnia
1.0% 1.0%
Tension
0.5% 1.2%
Stress
2.0% 0.5%
Dissociation
0 1.0%

NB-302: Adverse Events Resulting in Study Drug
Discontinuation
14
10 most common reasons for discontinuation due to adverse events
* p-value <0.05 between NB32 and placebo
Treatment Group
Placebo NB32
Number of Subjects 200 584
Discontinuation due to AE 13.0% 25.9% *
Nausea
0 4.6% *
Skin rash (hives)
0.5% 1.7%
Anxiety
1.5% 1.2%
Disturbance in attention
0 1.0%
Headache
0.5% 0.9%
Blood pressure increased
0 0.7%
Depressed mood
0.5% 0.5%
Depression
1.0% 0.3%
Dizziness
0 0.7%
Feeling abnormal
0.5% 0.5%